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ETERNITY HEALTHCARE INC.

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ETERNITY HEALTHCARE INC.

Flat/Rm 1006 10/F, Hang Seng Tsim Sha Tsui Bldg

18 Carnarvon Road

Tsim Sha TsuiI, KL, Hong Kong

INFORMATION STATEMENT

(Dated August 27, 2018)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. BY WRITTEN CONSENT IN LIEU OF A MEETING OF STOCKHOLDERS, STOCKHOLDERS OWNING A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE APPROVED OUR 2018 EQUIY INCENTIVE PLAN AUTHORIZING THE ISSUANCE OF UP TO 10,000,000 SHARES OF COMMON STOCK PURSUANT TO STOCK AWARDS AND OPTIONS GRANTED IN ACCORDANCE WITH THE TERMS OF THE PLAN. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

General Information

This Information Statement is being furnished on or about the date first set forth above to holders of record as of the close of business on August 10, 2018 (the “Record Date”) of the common stock, par value $0.001 per share (“Common Stock”), of Eternity Healthcare Inc., a Nevada corporation (“we, “our” or the “Company”), advising them of the adoption by our Board of Directors and approval by holders of a majority of our outstanding shares of common stock of our 2018 Equity Incentive Plan (the “Plan”) authorizing the issuance of up to 10,000,000 shares of common stock pursuant to stock awards and options granted in accordance with the terms of the Plan.

The Plan was adopted and approved by unanimous written consent in lieu of a meeting of our Board of Directors dated as of August 10, 2018 and by written consent in lieu of a meeting of stockholders signed by Team Youn Bio Medicine International Corp. Limited, the record owner of 136,880,173 shares of our common stock, representing approximately 80.02% of our outstanding shares of common stock as of the Record Date (the “Stockholder Consent”). We had 171,058,437 shares of common stock outstanding as of the Record Date.

The approval of the Plan by a written consent in lieu of a meeting of stockholders signed by the holder of a majority of our outstanding shares of common stock is sufficient under Section 78.320 of the Revised Nevada Statutes (“NRS”). Accordingly, no proxy of our stockholders will be solicited for a vote on the Plan and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Plan in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including particularly Regulation 14C. Since stockholder approval is not required for the adoption of the Plan, the Plan is effective and awards and options may be granted thereunder from August 10, 2018, the date the Plan was adopted by the Board of Directors. As of the date of this Information Statement, no awards or options have been granted under the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Change in Control

On August 31, 2017, the owners of 53,933,373 shares, representing approximately 76.04% of our outstanding shares of common stock, including the president, chief executive officer and director of our company, sold their shares to Team Youn Bio Medicine International Corp. Limited, a China based company (“Team Youn”). Contemporaneously with the sale, we sold our wholly owned subsidiary, Eternity Health Care Inc., a Canadian Federal corporation, extra-provincially registered in British Columbia (“Eternity BC”), to our former president, chief executive officer and director of our company, and assigned to him certain intellectual property and technology owned by us related to the development, testing and manufacture of our medical device needle free injection technology, together with all “know-how” and other proprietary rights of our company related thereto (the “IP Rights”) for a total purchase price of $CDN100,000 (equivalent to $US80,000). Payment of the purchase price for the shares of the subsidiary and the IP Rights was made by crediting an equal amount against the $CDN1,163,966 ($US941,303) indebtedness owed to our former president, chief executive officer and director for advances made to pay operating expenses. Our remaining $CDN 1,063,966 ($US 861,303) of indebtedness to our former president, chief executive officer and director was assigned to Team Youn.

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On January 16, 2018, we issued 82,946,800 shares of our common stock to Team Youn upon conversion of $CDN 1,063,966 (approximately $USD 829,468, 1 CAD to 0.7796 USD) at a conversion price of $0.01 per share. Team Youn now owns 137,880,173 shares of our common stock, representing approximately 80.60% of our outstanding shares of common stock.

Security Ownership

The following table sets forth information concerning beneficial ownership of our common stock as of August 10, 2018 (the “Record Date”), by (i) any person or group with more than 5% of our common stock, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options, warrants and other convertible securities anticipated to be exercisable or convertible at or within sixty days of the Record Date are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person. As of the Record Date, we had outstanding 171,058,437 shares of common stock.

To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them.

Name of Stockholder	Number of Shares	Percent of Shares
Directors and Executive Officers:
Wei Tao Wang(1)	136,880,173	80.02%
Team Youn Bio Medicine International Corp. Limited
All directors and executive officers as a group	136,880,173	80.02%

Owner of More than 5% of Outstanding Shares:

Team Youn	136,880,173	80.02%

(1)	Wei-Tao Wang, the President, Chief Executive Officer and Director of our Company. is the owner of all of the outstanding equity of Team Youn Bio Medicine International Corp. Limited. The address of Team Youn is Flat/Rm 1006 10/F, Hang Seng Tsim Sha Tsui Bldg, 18 Carnarvon Road, Tsim Sha TsuiI, KL, Hong Kong.

2018 EQUITY INCENTIVE PLAN

Introduction

 The terms of the Plan provide for grants of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property.

We adopted the Plan to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates. The material features of the Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety, which is set forth as Appendix A to this Information Statement.

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Summary of the Plan

Shares Available for Awards

The total number of shares of our common stock that may be subject to awards under the Plan is 10,000,000 shares. Under the Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the plan administrator. No determination has been made regarding awards or grants under the Plan, or as to the benefits or amounts that will be received by or allocated to our non-employee directors, executive officers and other eligible employees under the Plan. We do not have any other equity incentive plans.

Limitations on Awards

The plan administrator may, in its discretion, proportionately adjust the number of shares covered by each outstanding Award, and the number of shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the plan administrator determines require adjustment for (1) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, (2) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, or (3) as the plan administrator may determine in its discretion, any other transaction with respect to common stock to which Section 424(a) of the Internal revenue Code of 1986, as amended (the “Code”), applies. Such adjustment shall be made by the plan administrator and its determination shall be final, binding and conclusive.

Eligibility

The persons eligible to receive awards under the Plan consist of officers, directors, employees, and consultants of our company and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the Plan.

Administration

The Plan is administered by our Compensation Committee or other committee appointed by our Board of Directors, or in the absence of any such committee, the Board of Directors (together, our Board of Directors and any committee(s) delegated to administer the Plan, including the Compensation Committee, are referred to as the “plan administrator”).  The Compensation Committee, or such other committee appointed from time to time by the Board of Directors to administer the Plan, is intended to consist of three or more Non-Employee Directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act and the rules of the Financial Industry Regulatory Authority, a non-employee director as defined in Rule 16b-3, an “outside director” as defined under Section 162(m) of the Code and an “independent” director within the meaning of NYSE American Rule 303A.02. If for any reason the plan administrator does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the plan administrator will not be affected. The plan administrator has the full authority to select those individuals eligible to receive awards and the amount and type of awards. Subject to the terms of the Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan. The plan administrator may amend the terms of outstanding awards, in its discretion; provided that any amendment that adversely affects the rights of the award recipient must receive the approval of such recipient.

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Stock Options and Stock Appreciation Rights

The plan administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and non-qualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise or purchase price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and a non-qualified stock option must not be less than 100% of the fair market value of a share of our common stock on the grant date; provided, however, that in the case of an ISO granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or affiliates, the exercise or purchase price must not be less than 110% of the fair market value of a share of our common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no ISO may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares and outstanding awards or other property having a fair market value equal to the exercise price. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.

Restricted Stock

The plan administrator is authorized to grant restricted stock. Restricted stock is a grant of shares of our common stock, subject to restrictions on transfers, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as may be established by the plan administrator. A grantee granted restricted stock generally has all of the rights of one of our shareholders, unless otherwise determined by the plan administrator.

Stock Based Awards

The plan administrator is authorized to grant awards under the Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

Performance Awards

The plan administrator is authorized to grant awards which may be earned in whole or in part upon attainment of performance criteria and which may be settled for cash, shares of our common stock, other securities or a combination of cash, shares of our common stock or other securities. The right of a grantee to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to satisfaction of performance criteria, which may be based on any one, or combination of, the following factors: increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, or personal management objectives. Partial achievement of the specified criteria may result in a partial payment or vesting as specified in the award agreement.

Other Terms of Awards

The plan administrator shall have the authority to determine the provisions, terms, and conditions of each award including, but not limited to, the award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, shares of our common stock, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. The plan administrator may establish one or more programs under the Plan to permit selected grantees the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the grantee to payment or receipt of shares of our common stock or other consideration under an award. The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares of our common stock or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

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The plan administrator may establish one or more programs under the Plan to permit selected grantees to exchange an award under the Plan for one or more other types of awards under the Plan on such terms and conditions as determined by the plan administrator from time to time. The plan administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of awards to one or more classes of grantees on such terms and conditions as determined by the plan administrator from time to time.

Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable legal restrictions. The plan administrator may also provide that, in the event that a grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a “blind” trust, may be authorized by the plan administrator to act on behalf of and for the benefit of the respective grantee with respect to any outstanding awards.

Acceleration of Vesting; Change in Control

The plan administrator shall have the authority, exercisable either in advance of any actual or anticipated corporate transaction (as defined in the Plan) or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator also shall have the authority to condition any such award vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the grantee within a specified period following the effective date of the corporate transaction. Effective upon the consummation of a corporate transaction, all outstanding awards under the Plan shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

Our Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan, except stockholder approval shall be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. No award may be granted during any suspension of the Plan or after termination of the Plan. Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the grantee and the plan administrator, which agreement must be in writing and signed by the grantee and the Company.

Unless earlier terminated by our Board of Directors, the Plan will terminate ten years after its adoption by our Board of Directors.

Federal Income Tax Consequences of Awards

The information set forth herein is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

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Nonqualified Stock Options

Generally, there is no taxation upon the grant of a nonqualified stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

Incentive Stock Options

The Plan provides for the grant of stock options that qualify as “incentive stock options,” which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the  fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

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The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Stock Appreciation Rights

We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options.

With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash or the strike price of the rights is less than the fair market value of the underlying stock on the grant date (whether the appreciation is paid in cash or stock), the cash or stock will be taxable as ordinary compensation income to the recipient at the time that the payment is received, so long as the payment may only be received upon one of the following events: a fixed calendar date, separation from service, death, disability or a change of control. If delivery occurs on another date, the taxable event will be on the date the stock appreciation right is vested and there will be an additional twenty percent excise tax and interest on any taxes owed.

At this time, due to the complex and unfavorable tax consequences, we do not plan on granting any tandem stock appreciation rights.

Dividend Equivalent Rights

Generally, the recipient of an award consisting of dividend equivalent rights will recognize ordinary compensation income each time a dividend is paid pursuant to the dividend equivalent rights award equal to the fair market value of the dividend received. If the dividends are deferred, additional requirements must be met to ensure that the dividend is taxable upon actual delivery of the shares, instead of the grant of the dividend.

AVAILABLE INFORMATION

We file annual, quarterly and periodic reports, proxy statements and other information with the SEC. These filings are available to the public on the Internet at the SEC’s web site, http://www.sec.gov. The SEC’s web site contains reports, proxy statements and other information regarding issuers, like us, that file these reports, statements and other documents electronically with the SEC.  You can also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the SEC’s Public Reference Section at that address. Please call the SEC at 1-800-SEC-0330 for further information regarding the operation of the Public Reference Room.

By order of the Board of Directors,

/s/ Wei-Tao Wang
Chairman of the Board

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Appendix A

ETERNITY HEALTHCARE INC.

2018 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.

The purposes of this Equity Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any Committee appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

(e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:

(i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii) performance of any act or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity;

(iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means any committee appointed by the Board to administer the Plan.

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(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Eternity Healthcare Inc., a Nevada corporation.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or Related Entity, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). For purposes of Incentive Stock Options, no such approved leave of absence may exceed ninety (90) days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.

(n) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

(iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than eighty percent (80%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(iv) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than eighty percent (80%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(q) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(r) “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange or national market system determined by the Administrator to be the primary market for the Common Stock, or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share on the OTC Bulletin Board or other inter-dealer quotation service for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) in the absence of an established market for the Common Stock of the type described in subparagraph (i), above, the Fair Market Value shall be determined by the Administrator in good faith.

(u) “Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

(v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(z) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

(bb) “Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(cc) “Plan” means this 2018 Equity Incentive Plan.

(dd) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ee) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(gg) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(hh) “Share” means a share of the Common Stock.

(ii) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(jj) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

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3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 10,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration with Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time. Except for the power to amend the Plan as provided in Section 13 and except for determinations regarding Employees who are subject to Section 16 of the Exchange Act or certain key Employees who are, or may become, as determined by the Board or the Committee, subject to Section 162(m) of the Code compensation deductibility limit, and except as may otherwise be required under applicable stock exchange rules, the Board or the Committee may delegate any or all of its duties, powers and authority under the Plan pursuant to such conditions or limitations as the Board or the Committee may establish to any Officer or Officers of the Company

(iii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection, such Award shall be presumptively valid as of its grant date to the extent permitted by Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

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(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5. Eligibility, Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to Employees, Directors or Consultants who are residing in foreign jurisdictions.

6. Terms and Conditions of Awards.

(a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

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(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration, including cashless exercise) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a partial payment or vesting as specified in the Award Agreement.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(j) Transferability of Awards. Except as otherwise provided in this Section, all Awards under the Plan shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the Grantee other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction. Notwithstanding the preceding sentence, the Board or the Committee may provide that any Award of Non-Qualified Stock Options may be transferable by the recipient to family members or family trusts established by the Grantee. The Board or the Committee may also provide that, in the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a “blind” trust, may be authorized by the Board or the Committee to act on behalf of and for the benefit of the respective Grantee with respect to any outstanding Awards. Except as otherwise provided in this Section, during the life of the Grantee, Awards under the Plan shall be exercisable only by him or her except as otherwise determined by the Board or the Committee. In addition, if so permitted by the Board or the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distributions under the Plan upon the death of the Grantee.

(k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

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7. Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option: (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or (B) granted to any Employee other than an Employee described in the preceding clause, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(iii) In the case of other Awards, such price as is determined by the Administrator.

(iv) Notwithstanding the foregoing provisions of this Section 7(a),in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the applicable laws of the jurisdiction in which the Company is then incorporated.

(i) cash;

(ii) check;

(iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines is appropriate;

(iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v) with respect to options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

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(vi) with respect to options provided there is then an established market for the Common Stock, by a “cashless exercise” as a result of which the Grantee shall be entitled to receive that number of shares of Common Stock equal to the quotient of (i) the number of Options surrendered for exercise and (ii) the difference between the Fair Market Value (determined in accordance with clause (i) of Section 2(t) hereof) and the exercise price of the Option, in which case the number of Options surrendered for exercise shall be cancelled;

(vii) any combination of the foregoing methods of payment.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

(d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee’s employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised upon the later of (x) receipt by the Company of written notice of such exercise in accordance with the terms of the Award by the person entitled to exercise the Award and (y) full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(iii) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

(c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

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9. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Administrator may, in its discretion, proportionately adjust the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment for (a) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (b) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (c) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Related Entity Dispositions. Except as may be provided in an Award Agreement:

(a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Related Entity Disposition or at the time of an actual Corporate Transaction or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such  Awards in connection with a Corporate Transaction or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition. Effective upon the consummation of a Corporate Transaction or Related Entity Disposition, all outstanding Awards under the Plan, shall remain fully exercisable until the expiration or sooner termination of the Award.

(b) The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $ 100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 13 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

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13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

16. Unfunded Plan. Unless otherwise determined by the Board or the Committee, the Plan shall be unfunded and shall not create (or construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right (unless otherwise determined by the Board or the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

17. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

18. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

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